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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                  SCHEDULE 14A

                                 (RULE 14a-101)
                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X}

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement.

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X]  Definitive Proxy Statement.

[ ]  Definitive Additional Materials.

[ ]  Soliciting Material Pursuant to ss. 240.14a-12.


                         ENTERTAINMENT PROPERTIES TRUST

                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(k)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule, or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         ENTERTAINMENT PROPERTIES TRUST
                         30 W. Pershing Road, Suite 201
                           Kansas City, Missouri 64108

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 10, 2006


To our shareholders:

The 2006 annual meeting of shareholders of Entertainment Properties Trust will be held at the Leawood Town Centre Theatre, Leawood, Kansas, on May 10, 2006 at 10:00 a.m. (local time). At the meeting, our shareholders will vote upon

        Proposal 1: The election of two Class III trustees for a three year term

        Proposal 2: The  ratification  of the  appointment  of  KPMG  LLP as our independent registered public accounting firm for 2006

and transact any other business that may properly come before the meeting.

All holders of record of our common shares at the close of business on February 15, 2006 are entitled to vote at the meeting or any postponement or adjournment of the meeting.

You are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, our Board of Trustees asks that you sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for your convenience. Your vote is important and all shareholders are encouraged to attend in person or vote by proxy.

Thank you for your support and continued interest in our Company.

                                    BY ORDER OF THE BOARD OF TRUSTEES


                                      /s/ Gregory K. Silvers
                                     -------------------------------------------
                                     Gregory K. Silvers
                                     Vice President, Secretary, General Counsel
                                        and Chief Development Officer


Kansas City, Missouri
April 3, 2006

                         ENTERTAINMENT PROPERTIES TRUST
                         30 W. Pershing Road, Suite 201
                           Kansas City, Missouri 64108
                              ---------------------

                                 PROXY STATEMENT
                              ---------------------


     This proxy statement provides information about the annual meeting of shareholders of Entertainment Properties Trust to be held at the Leawood Town Centre Theatre, Leawood, Kansas, on May 10, 2006, beginning at 10:00 a.m., and at any postponement or adjournment of the meeting.

     This proxy statement and the enclosed proxy card were first mailed to shareholders on or about April 7, 2006.


                                ABOUT THE MEETING

What am I voting on?

     The Board of Trustees is soliciting your vote for:

     o    The election of two Class III trustees for a three year term

     o The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2006

     Our management will report on the performance of the Company during 2005 and respond to questions from shareholders.

Who is entitled to vote at the meeting?

     Holders of record of our common shares at the close of business on February 15, 2006, are entitled to receive notice of the annual meeting and to vote their common shares held on that date at the meeting.

How many votes do I have?

     Each common share has one vote. The enclosed proxy card shows the number of common shares you are entitled to vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of our common shares outstanding on the record date will constitute a quorum, permitting the meeting to proceed. On the record date, 25,673,034 common shares of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in calculating the number of common shares present at the meeting for the purpose of establishing a quorum.

How do I vote?

     If you complete and properly sign the enclosed proxy card and return it to us before the meeting, your common shares will be voted as you direct. If you are a shareholder of record and attend the meeting in person, you may deliver your completed proxy card at the meeting. You are also invited to vote in person at the meeting. You may request a ballot when you arrive.

     If your shares are held in the name of a bank, broker or other nominee and you wish to vote at the meeting, you must obtain a proxy form from the institution that holds your shares.

     If you are a participant in our dividend reinvestment and direct share purchase plan, your plan shares will be voted as you instruct on your proxy card.

Does EPR have a policy for confidential voting?

     We have a confidential voting policy. Your proxy will be kept confidential and will not be disclosed to third parties, other than our inspector of election and personnel involved in processing the proxy cards and tabulating the vote.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote or revoke your proxy at any time before the meeting by sending a written notice of revocation or a duly executed proxy with a later date to the Secretary of the Company. Your proxy will also be revoked if you attend the meeting and vote in person. If you merely attend the meeting but do not vote in person, your previously granted proxy will not be revoked.

What are the Board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your common shares in accordance with the recommendations of the Board of Trustees. The Board recommends you vote:

     o    For the election of the persons nominated as Class III trustees

     o For the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2006

     If any other matter properly comes before the meeting, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

How many votes are needed to approve each item?

     Election of Trustees. The affirmative vote of a plurality of the common shares voted at the meeting is required for the election of the Class III trustees. This means the two nominees in Class III receiving the greatest number of votes will be elected. We will not count abstentions in the election of trustees. If you check "WITHHOLD AUTHORITY" under the nominees' names on your proxy card, your shares will be voted against both nominees. You may also vote against a nominee by striking through his name on your proxy card.

     Ratification of appointment of independent registered public accounting firm. The affirmative vote of a majority of the common shares voted at the meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm. We will not count abstentions in the ratification of KPMG LLP as our independent registered public accounting firm.

How will broker non-votes be counted?

     Broker non-votes (which occur when a broker or other nominee has not received directions from its customers and does not have discretionary authority to vote the customers' shares) will not have the effect of a vote against either proposal.

What does it mean if I receive more than one proxy card?

     Some of your shares may be held in more than one account. Please date, sign and return all of your proxy cards to ensure all your common shares are voted.

What if I receive only one set of proxy materials although there are multiple shareholders at my address?

     If you and other residents at your mailing address own common shares in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker, bank or nominee. This practice is called "householding." If you did not respond that you did not want to participate in householding, you are deemed to have consented to that process. If these procedures apply to you, your nominee will have sent one copy of our annual report and proxy statement to your address. You may revoke your consent to householding at any time by contacting us at 30 W. Pershing Road, Suite 201, Kansas City, Missouri 64108, (816) 472-1700, Attention: Secretary. If you did not receive an individual copy of our annual report and proxy statement, we will send copies to you if you contact us at the above address or telephone number. If you and other residents at your address have been receiving multiple copies of our annual report and proxy statement and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

                                     ITEM I

                              ELECTION OF TRUSTEES

     The Board of Trustees consists of five members and is divided into three classes having three-year terms that expire in successive years. The nominating/company governance committee of the Board of Trustees has nominated Morgan G. Earnest II and James A. Olson to serve as our Class III trustees for a term expiring at the 2009 annual meeting or until their successors are duly elected and qualified. Unless you withhold authority to vote for both nominees or you mark through one or both of the nominees' names on your proxy card, the common shares represented by your properly executed proxy will be voted for the election of both nominees for trustee.

     Here is a brief description of the backgrounds and principal occupations of the persons nominated for election as trustee and each trustee whose term of office will continue after the annual meeting.

  Class III Trustees (nominated for a term expiring at the 2009 annual meeting)


Morgan G.           Morgan  G.  ("Jerry")  Earnest  II,  50, is  Executive  Vice
Earnest II          President of Capmark  Financial Group,  Inc.  (formerly GMAC
Trustee since 2003  Commercial  Mortgage   Corporation,   or  "GMACCM")  and  is
                    responsible  for the  co-management  of the  North  American
                    Lending  Operation,  consisting of the  Proprietary  Lending
                    Group, Specialty Lending, Agency/Affordable Lending, Project
                    Finance,  GMAC  Commercial  Mortgage of Canada,  and Capital
                    Markets.   Previously,   Mr.  Earnest  was  responsible  for
                    GMACCM's Specialty Lending Groups, which consisted of the Healthcare, Hospitality and Construction Lending Divisions.
                    Prior to joining GMACCM, Mr. Earnest was a principal of Lexington Mortgage Company which was acquired by GMACCM in March 1996. Mr. Earnest has an MBA from the Colgate Darden
                    Graduate  School of Business  Administration,  University of
                    Virginia, and is a graduate of Tulane University.

James A. Olson James A. Olson, 63, is a principal and the Chief Financial Trustee since 2003 Officer of Plaza Belmont Management Group, LLC, manager of the Plaza Belmont  private  equity funds,  which acquire and operate companies in the food manufacturing industry.  Prior to joining  Plaza  Belmont in 1999,  Mr. Olson was a partner with  Ernst & Young  LLP.  During  his 32 years with Ernst &
                    Young,  including  six years in Europe,  Mr. Olson served as managing  director of two of their offices and worked with a number of multinational and domestic clients in a variety of industries.  In addition to providing  his client  companies with the  traditional  audit services of Ernst & Young,  Mr.
                    Olson advised them on their  securities  offerings,  mergers and acquisitions and corporate tax strategies.  He is a past president of the Missouri State Board of  Accountancy  and a
                    member  of  the  American   Institute  of  Certified  Public
                    Accountants.  Mr. Olson  received his BS and MS degrees from
                    St.  Louis  University.  Mr.  Olson  serves  on the Board of
                    Directors  and is  Chairman  of the audit  committee  of SCS
                    Transportation,   Inc.,   a   NASDAQ-listed   transportation
                    company,  and is an Advisory  Director  of American  Century
                    Mutual Funds, a fund complex of registered investment companies.

    Class I Trustee (serving for a term expiring at the 2007 annual meeting)

Barrett Brady       Barrett  Brady,  59, is Senior Vice  President  of Highwoods
Trustee since 2004  Properties,  Inc., a NYSE-listed  REIT.  Mr. Brady served as
                    President  and  Chief  Executive  Officer  of  J.C.  Nichols
                    Company, a real estate company headquartered in Kansas City,
                    Missouri, until its acquisition by Highwoods in 1998. Before
                    joining  J.C.   Nichols  Company  in  1995,  Mr.  Brady  was
                    President  and  CEO  of  Dunn  Industries,   Inc.,  a  major
                    construction contractor. Mr. Brady received a BSBA from Southern Methodist University and an MBA from The University of Missouri. Mr. Brady serves on the Boards of Directors of Midwest Research Institute and Dunn Industries, Inc., and the Board of Trustees of The University of Missouri at Kansas City. Mr. Brady also serves on the Board of Directors of North American Savings Bank, FSB and its publicly held parent NASB Financial, Inc., and is Chairman of the audit committee of NASB Financial, Inc.

   Class II Trustees (serving for a term expiring at the 2008 annual meeting)

Robert J. Druten Robert J. Druten, 58, is Chairman of our Board of Trustees. Trustee since 1997 Mr. Druten is Executive Vice President and Chief Financial
                    Officer   and  a  Corporate   Officer  of   Hallmark   Cards
                    Incorporated.  Mr.  Druten serves on the Boards of Directors of Hallmark Cards Holdings,  Ltd.,  Hallmark  Entertainment,
                    Inc.,  Crown Media Holdings,  Inc., a NASDAQ-listed  company that owns and operates cable television  channels  dedicated to entertainment  programming,  and Kansas City Southern,  a leading NYSE-listed  transportation  company.  Mr. Druten is
                    also  Chairman  of  the  audit   committee  of  Kansas  City
                    Southern.  Mr. Druten  received a BS in Accounting  from The
                    University of Kansas and an MBA from Rockhurst University.

David M. Brain David M. Brain, 50, has served as our President and Chief Trustee since 1999 Executive Officer and as a trustee since October 1999. He served as our Chief Financial  Officer from 1997 to 1999 and as our Chief Operating  Officer from 1998 to 1999. Mr. Brain acted as a  consultant  to AMC  Entertainment,  Inc.  in the formation of the Company in 1997.  From 1996 until that time he was a Senior Vice President in the investment banking and corporate finance department of George K. Baum & Company, an
                    investment   banking  firm  headquartered  in  Kansas  City,
                    Missouri. Before joining George K. Baum & Company, Mr. Brain was Managing Director of the Corporate Finance Group of KPMG
                    LLP, a practice unit he organized and managed for over 12 years. He received a BA in Economics from Tulane University, where he was awarded an academic fellowship.

Messrs. Earnest and Olson have consented to serve on the Board of Trustees for their respective terms. If Mr. Earnest or Mr. Olson should become unavailable to serve as a trustee (which is not expected), the nominating/company governance committee may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the nominating/company governance committee.

How are trustees compensated?

     Each non-employee trustee receives:

     o An annual retainer of $30,000, which must be taken in common shares, valued at the latest closing price

     o    $1,500 in cash for each Board meeting he attends

     o    $1,000 in cash for each committee meeting he attends

     o    Reimbursement   for  any  out-of-town   travel  expenses  incurred  in
          attending Board or committee meetings and other expenses incurred on behalf of the Company

     The Chairman of the Board and the Chairmen of the audit, compensation and nominating/company governance committees receive additional annual retainers of $10,000, $10,000, $7,500 and $5,000, respectively, which may be taken in cash or in common shares valued at 125% of the cash retainer amount.

     Employees of the Company or its affiliates who are trustees are not paid any additional compensation for their service on the Board.

     Robert J. Druten received options to purchase 10,000 common shares on the effective date of our initial public offering in 1997. Options to purchase 3,333 common shares were granted to each non-employee trustee on the date of each annual meeting from 1998 to 2003. Options to purchase 5,000 common shares have been granted to each non-employee trustee on the date of each annual meeting since 2004. All of these options have an exercise price per share equal to the closing price of our common shares on the annual meeting date. The options vest after one year and expire after ten years unless terminated earlier because of a trustee's termination from the Board. All of the options were issued under our 1997 Share Incentive Plan.

                               COMPANY GOVERNANCE

     Our Board of Trustees is committed to effective company governance. We have adopted Company Governance Guidelines, Independence Standards for Trustees and a Code of Business Conduct and Ethics for all officers, employees and trustees. Those documents and the amended and restated charters of our audit committee, nominating/company governance committee and compensation committee may be found at the Company Governance section of our website at www.eprkc.com and are available in print to any shareholder who requests them.

Company Governance Guidelines

     Our Company Governance Guidelines address a number of topics, including the role and responsibilities of our Board, the qualifications of independent trustees, the ability of shareholders to communicate directly with the independent trustees, Board committees, separation of the offices of Chairman and CEO, trustee compensation, and management succession. Our nominating/company governance committee reviews our Company Governance Guidelines on a periodic basis to ensure their continued effectiveness.

Who are our independent trustees and how was that determined?

     Our Company Governance Guidelines and the governance rules of the New York Stock Exchange ("NYSE") require that a majority of our trustees be independent. To qualify as independent, our Board must affirmatively determine that a trustee has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). To assist our Board in making this determination, the Board has used our Independence Standards for Trustees as categorical standards to evaluate the independence of our independent trustees. Using those standards, the Board reviewed the independence of Messrs. Druten, Earnest, Olson and Brady. Based upon that review, the Board has affirmatively determined that Messrs. Druten, Earnest, Olson and Brady, who constitute a majority of our Board of Trustees and who serve on our audit, nominating/company governance and compensation committees, have no material relationship with the Company and are thus independent in accordance with NYSE rules.

     The following is a summary of our Independence Standards for Trustees. For a complete description of those standards, please review our Independence Standards for Trustees at the Company Governance section of our website at www.eprkc.com.

     o    A trustee is not independent if:

          o The trustee is, or has been within the last 3 years, an employee of EPR, or an immediate family member of the trustee is, or has been within the last 3 years, an executive officer of EPR;

          o The trustee has received, or has an immediate family member who has received, during any 12 month period within the last 3 years, more than $100,000 in direct compensation from EPR, other than trustee and committee fees and pensions or other forms of deferred compensation (provided such compensation is not contingent on future service);

          o (A) The trustee or an immediate family member is a current partner of the firm that is our internal or external auditor, (B) the trustee is a current employee of the firm, (C) the trustee has an immediate family member who is a current employee of the firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice, or (D) the trustee or an immediate family member was within the last 3 years (but is no longer) a partner or employee of the firm and personally worked on EPR's audit within that time;

          o The trustee or an immediate family member is, or has been within the last 3 years, employed as an executive officer of another company where any of EPR's present executive officers at the same time serves on that company's compensation committee; or

          o The trustee is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, EPR for property or services in an amount which, in any of the last 3 years, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues.

     o A person who is an executive officer or affiliate of an entity that provides non-advisory financial services such as lending, check clearing, maintaining customer accounts, stock brokerage services or custodial and cash management services to EPR or its affiliates may be determined by the Board to be independent if the following conditions are satisfied:

          o    The entity does not provide financial advisory services to EPR;

          o The annual interest and/or fees payable to the entity by EPR do not exceed the numerical limitation described above;

          o Any loan provided by the entity is made in the ordinary course of business of EPR and the lender and does not represent EPR's principal source of credit or liquidity;

          o The trustee has no involvement in presenting, negotiating, underwriting, documenting or closing any such non-advisory financial services and is not compensated by EPR, the entity or any of its affiliates in connection with those services;

          o    The  Board  affirmatively   determines  that  the  terms  of  the
               non-advisory financial services are fair and reasonable and advantageous to the Company and no more favorable to the provider than generally available from other providers;

          o The provider is a recognized financial institution, non-bank commercial lender or securities broker;

          o The trustee abstains from voting as a trustee to approve the transaction; and

          o    All  material   facts   related  to  the   transaction   and  the
               relationship of the person to the provider are disclosed by EPR in its Exchange Act reports and proxy statement.

     o No person who serves, or whose immediate family member serves, as a partner, member, executive officer or comparable position of any firm providing accounting, consulting, legal, investment banking or financial advisory services to EPR, or as a securities analyst covering EPR, shall be considered independent until after the end of that relationship.

     o    No person  who is, or who has an  immediate  family  member who is, an officer, director, more than 5% shareholder, partner, member, attorney, consultant or affiliate of any tenant of the Company or any affiliate of such tenant shall be considered independent until three years after the end of the tenancy or such relationship.

How often did the Board meet during 2005?

     The Board of Trustees met seven times in 2005. No trustee attended less than 90% of the meetings of the Board and committees on which he served. Our trustees discharge their responsibilities throughout the year, not only at Board of Trustee and committee meetings, but also through personal meetings, actions by unanimous written consent and communications with members of management and others regarding matters of interest and concern to the Company.

Do the independent trustees hold regular executive sessions?

     The independent trustees meet regularly in separate executive sessions without management. Mr. Druten serves as the presiding trustee at those meetings.

How can shareholders communicate directly with the Board?

     Any shareholder is welcome to send a written communication to the non-management trustees about any matter of interest related to the Company. You may communicate with the non-management trustees by either sending a letter to our address listed on the cover page of this proxy statement, or by visiting the Company Governance section of our website at www.eprkc.com, clicking on "Procedures for Confidential Anonymous Submissions," and following the instructions for making a confidential submission. Your written or electronic communication will be forwarded directly to the non-management trustees and will not be screened by management. Shareholders may also make proposals and nominate candidates for trustee for consideration at any annual meeting in accordance with the procedures described in "Submission of Shareholder Proposals and Nominations" below.

What committees has the Board established?

     The Board of Trustees has established an audit committee, a nominating/company governance committee and a compensation committee. All of our non-management trustees serve on all three committees. The Board believes this promotes access to a variety of views on all three committees and helps ensure that all of the committees have a broad perspective on the Company's operations as a whole. The Board has affirmatively determined that all of the committee members are independent, as described above in "Who are our independent trustees and how was that determined?" The members of our audit committee also meet the additional independence standards prescribed by SEC Rule 10A-3. Each committee has adopted a written charter that governs its duties and responsibilities. Copies of the committee charters may be obtained at the Company Governance section of our website at www.eprkc.com.

     Audit Committee. The audit committee oversees the accounting, auditing and financial reporting policies and practices of the Company. The committee is directly responsible for assisting the Board of Trustees in its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, and the performance of management's internal audit function and internal control over financial reporting. The Board of Trustees has determined that all of the members of the audit committee are "audit committee financial experts" as defined by SEC rules, by virtue of their experience and positions held as described in their biographies listed above. Mr. Olson serves as Chairman of the audit committee. The committee met five times in 2005.

     Nominating/Company Governance Committee. The nominating/company governance committee evaluates and nominates candidates for election to the Board of Trustees and assists the Board in ensuring the effectiveness of our governance policies and practices. Candidates for nomination to the Board are evaluated and recommended on the basis of the value they would add to the Board in light of their integrity, experience, training and judgment, their financial literacy and sophistication and knowledge of corporate and real estate finance, their knowledge of the real estate and/or entertainment industry, their independence from Company management and other factors. The committee will consider nominations made by shareholders in compliance with the procedures described in "Submission of Shareholder Proposals and Nominations" below. The committee will use the same criteria to evaluate nominees recommended in good faith by shareholders as it uses to evaluate its own nominees, but may give greater weight to nominees recommended by holders of more than 5% of our outstanding common shares. Mr. Brady serves as Chairman of the nominating/company governance committee. The committee met once in 2005.

     Compensation Committee. The compensation committee approves Company goals and objectives relevant to the compensation of our CEO, evaluates our CEO's performance in light of those goals and objectives, determines and approves our CEO's compensation in accordance with such evaluation, and makes recommendations to the Board regarding the compensation of our other executive officers and our independent trustees, as well as incentive compensation and equity-based plans that are subject to Board approval. Mr. Earnest serves as Chairman of the compensation committee. The committee met three times in 2005.

What is our policy regarding trustee attendance at annual meetings?

     Our trustees are expected to attend each annual meeting of shareholders, although conflict situations can arise from time to time. All of our trustees attended the 2005 annual meeting.


Family relationships.

     No family relationships exist between any of our trustees or executive officers.


                               EXECUTIVE OFFICERS

     Here are our executive officers and some brief information about their backgrounds.


     David M. Brain, 50, is our President and Chief Executive Officer. His background is described on page 5.

     Fred L. Kennon, 50, has served as our Chief Financial Officer since 1999 and as Vice President and Treasurer since 1998. From 1984 to 1998 he was with Payless Cashways, Inc., most recently serving as Vice President - Treasurer. Mr. Kennon graduated from Pittsburg State University in 1978 and holds an MBA from The University of Missouri at Kansas City.

     Gregory K. Silvers, 42, has served as our Vice President, Secretary and General Counsel since 1998 and as Chief Development Officer since 2001. From 1994 to 1998, he practiced with the law firm of Stinson, Morrison Hecker, L.L.P. specializing in real estate law. Mr. Silvers received his JD in 1994 from The University of Kansas.

     Mark A. Peterson, 42, was appointed our Vice President-Accounting and Administration in June 2004. From 1998 to 2004, Mr. Peterson was with American Italian Pasta Company, a publicly traded manufacturing company, most recently serving as Vice President-Accounting and Finance. Mr. Peterson was Chief Financial Officer of JC Nichols Company, a real estate company headquartered in Kansas City, Missouri, from 1995 until its acquisition by Highwoods Properties, Inc. in 1998. Mr. Peterson received a BS in Accounting, with highest honors, from The University of Illinois in 1986.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table contains information on the compensation earned by our CEO and each of our other most highly compensated executive officers whose compensation exceeded $100,000 in 2005.


------------------------------ ---------- ------------------------------ ------------------------------------ ------------------
                                               Annual Compensation             Long Term Compensation
                                          -------------- --------------- ------------------------------------ ------------------
                                                                                       Awards
------------------------------ ---------- -------------- --------------- ---------------- ------------------- ------------------
                                                                           Restricted
                                                                              Share          Securities
                                                                           Awards(2)(3)      Underlying           All Other
                                             Salary        Bonus (1)(6)      (5)(6)           Options(5)       Compensation(5)
 Name and principal position     Year          ($)             ($)            (#)               (#)                 ($)
------------------------------ ---------- -------------- --------------- ---------------- ------------------- ------------------
David  M.   Brain   President    2005       $401,000        $361,000         24,516             31,585            $218,610
and Chief Executive Officer
------------------------------ ---------- -------------- --------------- ---------------- ------------------- ------------------
                                 2004       $385,688        $462,825         18,335             50,931               --
------------------------------ ---------- -------------- --------------- ---------------- ------------------- ------------------
                                 2003       $372,646        $447,174         15,449             42,913               --
------------------------------ ---------- -------------- --------------- ---------------- ------------------- ------------------
Fred L. Kennon Vice              2005       $253,000        $190,000          9,194             3,280             $114,353
President, Chief Financial
Officer and Treasurer
------------------------------ ---------- -------------- --------------- ---------------- ------------------- ------------------
                                 2004       $243,280        $218,952          7,491             20,809               --
------------------------------ ---------- -------------- --------------- ---------------- ------------------- ------------------
                                 2003       $235,053        $211,548          6,312             17,533               --
------------------------------ ---------- -------------- --------------- ---------------- ------------------- ------------------
Gregory K. Silvers Vice          2005       $253,000        $190,000         11,116             10,914            $111,994
President, Secretary,
General Counsel and Chief
Development Officer
------------------------------ ---------- -------------- --------------- ---------------- ------------------- ------------------
                                 2004       $217,567        $217,567          7,052             19,589               --
------------------------------ ---------- -------------- --------------- ---------------- ------------------- ------------------
                                 2003       $210,210        $191,008          5,699             15,831               --
------------------------------ ---------- -------------- --------------- ---------------- ------------------- ------------------
Mark A. Peterson Vice            2005       $181,500        $ 90,750          4,196              367              $ 56,466
President - Accounting and
Administration (4)
------------------------------ ---------- -------------- --------------- ---------------- ------------------- ------------------
                                 2004       $ 93,019        $ 48,125          1,300             3,611                --
------------------------------ ---------- -------------- --------------- ---------------- ------------------- ------------------


(1) Performance bonuses are payable in cash, restricted common shares (valued at 125% of the cash bonus amount) or a combination of cash and restricted common shares, at the election of the executive. The restricted common shares in which such bonuses may be paid vest at the rate of 33-1/3% per year during a three-year period.

(2) The restricted common share awards vest at the rate of 20% per year during a five year period. The dollar value of the shares vested under each officer's restricted share award is based upon the closing price of our common shares on the NYSE on the applicable vesting date. If all of the restricted common shares awarded for 2005 had been vested as of December 31, 2005, the dollar value of the restricted share awards for 2005 (based on the closing price of $40.75 for our common shares on the NYSE on December 30, 2005) would be as follows:

            ------------------------------- -----------------------------
                        Officer                    12/31/05 Value
            ------------------------------- -----------------------------
            David M. Brain                             $999,027
            ------------------------------- -----------------------------
            Fred L. Kennon                             $374,655
            ------------------------------- -----------------------------
            Gregory K. Silvers                         $452,977
            ------------------------------- -----------------------------
            Mark A. Peterson                           $170,987
            ------------------------------- -----------------------------

(3) The aggregate number of restricted common shares held by each named executive officer on December 31, 2005 and the value of those shares (based on the closing price of $40.75 for our common shares on the NYSE on December 30, 2005) were as follows:

            --------------------- -------------------- --------------------
                    Officer          No. of Shares       12/31/05 Value
            --------------------- -------------------- --------------------
            David M. Brain                78,450             $3,196,838
            --------------------- -------------------- --------------------
            Fred L. Kennon                19,201             $  782,441
            --------------------- -------------------- --------------------
            Gregory K. Silvers            31,126             $1,268,385
            --------------------- -------------------- --------------------
            Mark A. Peterson               3,002             $  122,332
            --------------------- -------------------- --------------------

     The shares are registered with the SEC under the Securities Act of 1933, but are restricted against transfer for a period of one year after the issue date under our Share Incentive Plan. The shares in this table exclude restricted shares awarded in 2006 based upon 2005 performance.

(4) Mr. Peterson was named our Vice President - Accounting and Administration on June 14, 2004. His annual salary rate for 2004 was $165,000.

(5) Compensation paid under our Long-Term Incentive Program was based on 2005 performance and is payable 75% in the form of restricted common shares included under "Restricted Share Awards," and 25% in the form of either options or payment of the difference between the annual premium payable by the Company on term life insurance for the benefit of the executive and the annual premium for the same amount of whole life insurance for that executive plus related income tax, or a combination of options and premium differential payment plus related tax, at the election of the executive. Amounts shown under "All Other Compensation" consist solely of such premium differential payments plus related tax.

(6)  The executive  officers receive  dividends on restricted common shares from
     the  date  of  issuance  at  the  same  rate  paid  to  our  other   common
     shareholders.

Option Grants in Last Fiscal Year

     The following table provides information about options awarded to the named executive officers in 2005.


  ------------------------------------------------------------------------------------------------ ---------------------
                                         Individual Grants
  ----------------------- ------------------ ----------------- ------------------- --------------- ---------------------
                              Number Of
                             Securities         Percent Of
                             Underlying       Total Options
                               Options          Granted To          Exercise                        Grant Date Present
                               Granted          Employees            Price           Expiration           Value
           Name                  (#)          In Fiscal Year       ($/Sh)(1)            Date            ($/Sh)(2)

  ----------------------- ------------------ ----------------- ------------------- --------------- ---------------------
  David M. Brain                50,931              49%               $42.01          11/2015               $3.78
  ----------------------- ------------------ ----------------- ------------------- --------------- ---------------------
  Fred L. Kennon                20,809              20%               $42.01          11/2015               $3.78
  ----------------------- ------------------ ----------------- ------------------- --------------- ---------------------
  Gregory K. Silvers            19,589              19%               $42.01          11/2015               $3.78
  ----------------------- ------------------ ----------------- ------------------- --------------- ---------------------
  Mark A. Peterson               3,611               3%               $42.01          11/2015               $3.78
  ----------------------- ------------------ ----------------- ------------------- --------------- ---------------------


(1) The options vest at the rate of 20% per year for five years and are exercisable during a 10-year period.

(2) Based on the Black-Scholes Valuation Model. Black-Scholes, Binominal and Minimum Value calculations performed in accordance with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" and using the following assumptions: expected volatility using 52 weekly share prices commencing on 1/1/05 (20.7%), expected life (eight years), share price on grant date ($42.01), exercise price ($42.01), expected dividend yield (6.0%), and risk free rate of return (4.0%).

Aggregated  Option  Exercises  in Last Fiscal Year and Fiscal  Year-End  Options
Values

     The following table provides information on the number of common shares received upon the exercise of options by the named executive officers in 2005, the value realized upon exercise of those options, and the number and value of unexercised in-the-money options held by the named executive officers as of December 31, 2005.


------------------------ ---------------------- --------------------- ---------------------- ----------------------
                                                                        Number of shares
                                                                           underlying        Value of unexercised
                                                                       unexercised options   in-the-money options
                                                                       at fiscal year end     at fiscal year end
                                                                               (#)                    ($)
                          Shares Acquired on           Value              Exercisable/           Exercisable/
                               Exercise               Realized            unexercisable          unexercisable
         Name                     (#)                   ($)
------------------------ ---------------------- --------------------- ---------------------- ----------------------
David M. Brain                 12,745               $   399,237          288,599/231,946     $6,240,097/$2,571,670
------------------------ ---------------------- --------------------- ---------------------- ----------------------
Fred L. Kennon                 94,468               $  2,463,151            3,506/94,140         $3,331/$1,043,791
------------------------ ---------------------- --------------------- ---------------------- ----------------------
Gregory K. Silvers             90,168               $  2,345,646            3,167/83,793          $3,009/$883,357
------------------------ ---------------------- --------------------- ---------------------- ----------------------
Mark A. Peterson                2,978               $     36,034            1,022/19,611          $7,328/$114,720
------------------------ ---------------------- --------------------- ---------------------- ----------------------



Equity Compensation Plan Information

     The following table provides information with respect to compensation plans (including individual compensation arrangements) under which common shares of the Company were authorized for issuance to officers, employees and trustees as of December 31, 2005.


------------------------------- ------------------------ ------------------------- -----------------------------------
                                Number of shares to be                                 Number of shares remaining
                                 issued upon exercise        Weighted-average        available for future issuance
        Plan category               of outstanding          exercise price of     under equity compensation plans
                                 options, warrants and     outstanding options,     (excluding shares reflected in
                                        rights             warrants and rights               column (a)) (2)
------------------------------- ------------------------ ------------------------- -----------------------------------
                                          (a)                       (b)                           (c)
------------------------------- ------------------------ ------------------------- -----------------------------------
  Equity compensation plans             890,176                   $26.52                       1,561,243
 approved by shareholders(1)
------------------------------- ------------------------ ------------------------- -----------------------------------
Equity compensation plans not
   approved by shareholders                --                        --                              --
------------------------------- ------------------------ ------------------------- -----------------------------------
            Total                       890,176                   $26.52                       1,561,243
------------------------------- ------------------------ ------------------------- -----------------------------------


(1)  All options have been issued under the Share Incentive Plan.

(2) Restricted common shares as well as options may be awarded under the Share Incentive Plan. The Share Incentive Plan does not separately quantify the number of options or number of restricted shares which may be awarded under the Plan.

Employment Agreements

     In 2000, we entered into employment agreements with David M. Brain, Fred L. Kennon and Gregory K. Silvers, each for a term of three years, with automatic one-year extensions on each anniversary date. The employment agreements generally provide for:

     o An original annual base salary of $325,000 for Mr. Brain, $205,000 for Mr. Kennon and $175,000 for Mr. Silvers, subject to any increases awarded by the compensation committee. The 2005 base salary amounts for Messrs. Brain, Kennon and Silvers are listed in the Summary Compensation Table.

     o    An annual incentive bonus in an amount established by the compensation
          committee  if  performance   criteria   adopted  by  the  compensation
          committee are achieved.

     o A loan to Mr. Brain of $1,407,645 for the purchase of 80,000 common shares and loans of $281,250 to each of Mr. Kennon and Mr. Silvers for the purchase of 20,000 common shares each under the Share Purchase Program. The loans, which were made by us prior to passage of the Sarbanes-Oxley Act, are evidenced by ten-year recourse promissory notes, with principal and accrued interest payable at maturity. A portion of each officer's share purchase loan will be forgiven upon his death or permanent disability, or if he is terminated without cause or terminates his employment for good reason, as defined in the employment agreement. The entire amount of each executive's loan will be forgiven if he is terminated without cause following a hostile change in control of the Company. The officers are entitled to reimbursement for taxes on income resulting from loan forgiveness.

     o A rolling three-year term, subject to termination by the Company with or without cause.

     o Salary and bonus continuation following an officer's death, disability or termination without cause.

     Mr. Brain is entitled to severance compensation equal to his base salary and bonus for the remainder of a three-year employment period if he resigns following a change in control of the Company or upon his death, termination by the Company without cause or termination by Mr. Brain for good reason. Messrs. Kennon and Silvers are entitled to similar severance compensation upon their death, termination by the Company without cause or termination by the executive for good reason.

     We entered into an employment agreement with Mr. Peterson in 2005 on terms similar to those of Messrs. Brain, Kennon and Silvers, except that no share purchase loan has been or will be made to Mr. Peterson. The agreement is for a term of two years with automatic one-year extensions on each anniversary date, and provides for an original base salary of $181,500, subject to any increases awarded by the compensation committee.

How are our executive officers compensated?

     We have adopted various compensation programs to attract and retain quality executive officers, to provide incentives to maximize our Funds from Operations, and to provide executive officers with an interest in the Company parallel to that of our shareholders.

     Our executive compensation programs are administered by the compensation committee, which is authorized to select from among EPR's eligible employees the individuals to whom awards will be granted and to establish the terms and conditions of those awards. No member of the compensation committee is eligible to participate in any compensation program other than as a non-employee trustee of the Company.

     Annual Incentive Program. The Annual Incentive Program provides for incentive bonuses to executives designated by the compensation committee if selected performance criteria are achieved. The performance criteria and the amount of the bonuses are established each year by the compensation committee. Bonuses are payable in cash, restricted common shares or a combination of cash and restricted common shares at the election of the executive.

     Share Incentive Plan. We encourage our executive officers to own common shares in the Company. To assist executives with this goal, we provide officers the opportunity to acquire shares through various programs:

     o Share Purchase Program. We may allow executives to purchase common shares from us at fair market value. The shares may be subject to transfer restrictions and other conditions imposed by the compensation committee.

     o Restricted Share Program. We may award restricted common shares to executives, subject to conditions adopted by the compensation committee. In general, restricted shares may not be sold until the restrictions expire or are removed by the compensation committee. Restricted shares have full voting and dividend rights from the date of issuance. All restrictions on restricted shares lapse upon a change in control of the Company.

     o Share Option Program. We may grant options to our officers and employees to purchase common shares subject to conditions imposed by the compensation committee.

     Long-Term Incentive Program. The compensation committee may award incentive compensation to our executive officers, payable 75% in the form of restricted common shares and 25% in the form of either options or payment of the difference between the annual premium payable by the Company on term life insurance for the benefit of the executive and the annual premium for the same amount of whole life insurance for that executive plus related income tax, or a combination of options and premium differential payment plus related tax, at the election of the executive.

     Under the Share Incentive Plan, a maximum of 3,000,000 common shares, subject to adjustment upon significant Company events, are reserved for issuance under the Plan. There is no limit on the number of total options or restricted common shares an individual may receive under the Plan. The maximum number of shares or options which may be awarded to an employee subject to the deductibility limitation of Section 162(m) of the Internal Revenue Code is 250,000 for each twelve-month performance period (or, to the extent the award is paid in cash, the maximum dollar amount equal to the cash value of that number of shares).

Compensation committee interlocks and insider participation

     No member of the compensation committee is or has been at any time an officer or employee of the Company or any of its subsidiaries. No member of the compensation committee had any contractual or other relationship with the Company during 2005. No executive officer of EPR serves or has served as a director or as a member of the compensation committee of any entity of which any member of EPR's compensation committee or any independent trustee serves as an executive officer.

     As we have previously reported, Morgan G. Earnest II, who serves as Chairman of our compensation committee, is Executive Vice President of Capmark Financial Group, Inc., whose Canadian affiliate GMAC Commercial Mortgage of Canada provided US $97 million in mortgage financing in 2004 secured by our Canadian properties. The Canadian loan meets the conditions for institutions providing non-advisory financial services to the Company described in "Company Governance - Who are our independent trustees and how was that determined?" Mr. Earnest received no direct or indirect compensation from any party in connection with the loan. The loan was approved by our independent trustees other than Mr. Earnest. The independent trustees other than Mr. Earnest have determined that the loan does not constitute a material relationship between Mr. Earnest and the Company and that Mr. Earnest is thus independent and qualified to serve as an independent trustee and a member of the audit, nominating/company governance and compensation committees.

                          COMPENSATION COMMITTEE REPORT

     The Board of Trustees has appointed a compensation committee consisting of all of the non-management trustees. All members of the compensation committee are independent as described in "Company Governance - Who are our independent trustees and how was that determined?" The primary responsibilities of the compensation committee are to (i) review and approve Company goals and objectives relevant to the CEO's compensation, evaluate the CEO's performance in light of those goals and objectives, and determine and approve the CEO's compensation level based on that evaluation, and (ii) make recommendations to the Board regarding the compensation of the Company's other executive officers and the independent trustees, as well as incentive compensation and equity-based plans that are subject to Board approval.

     The committee has adopted an amended and restated charter which is available for review on the Company's website at www.eprkc.com.

What is the Company's executive compensation philosophy?

     EPR's compensation philosophy has several key objectives:

     o    create a well-balanced and competitive  compensation program utilizing
          base  salary,   annual  incentives,   equity-based   compensation  and
          long-term incentive compensation

     o reward executives for performance on measures designed to increase shareholder value

     o use restricted share awards to ensure that executives are focused on providing appropriate dividend levels and building shareholder value

     o create alignment between the Company's executives and its shareholders by encouraging key executives to purchase shares

     The compensation committee used the following programs to meet its compensation objectives for executive officers:

     Base Salary. The compensation committee established base salaries of $481,000 for Mr. Brain, $253,000 for Mr. Kennon, $316,000 for Mr. Silvers and $227,000 for Mr. Peterson for 2006. The salary levels were intended to provide a level of compensation competitive with those of other executives performing similar functions at comparable companies and to reward EPR's executives for their efforts on behalf of the Company and the Company's financial performance during 2005.

     Annual Incentive Awards. Under the Annual Incentive Plan, the compensation committee established specific annual "performance targets" for each covered executive. The performance targets were based on increases in Funds from Operations ("FFO") per share and other factors aimed at providing shareholders with an acceptable rate of return. Performance bonuses are payable in cash, restricted common shares (valued at 125% of the cash bonus amount) or a combination of cash and restricted common shares, at the election of the executive. The compensation committee awarded bonuses of $361,000 to Mr. Brain, $190,000 to Mr. Kennon, $190,000 to Mr. Silvers and $90,750 to Mr. Peterson for 2005.

     Long-Term Incentive Program. In 2006, the committee adopted a Long-Term Incentive Program under which compensation may be provided to executive officers of the Company. Under the program, 75% of the compensation is payable in the form of restricted common shares and 25% is payable in the form of either options or payment of the difference between the annual premium payable by the Company on term life insurance for the benefit of the executive and the annual premium for the same amount of whole life insurance for the executive plus related income tax, or a combination of options and premium differential payment plus related tax, at the election of the executive. The committee awarded $1,352,000 to Mr. Brain, $507,000 to Mr. Kennon, $613,000 to Mr. Silvers and $231,413 to Mr. Peterson under the plan for 2005.

How was the Company's President and CEO compensated?

     EPR's President and CEO, David M. Brain, was compensated in 2005 pursuant to an employment agreement entered into in 2000. In establishing Mr. Brain's compensation, the compensation committee took into account the compensation of similar officers of REITs with comparable market capitalizations, Mr. Brain's contributions to the Company's financial performance and its increase in FFO and dividends per common share during 2005, the achievement of Company acquisition and financing strategies during 2005, and Mr. Brain's success in meeting the performance criteria established by the compensation committee.

     Mr. Brain received a base salary of $401,000 in 2005 and a bonus of $361,000 for 2005. The incentive award paid to Mr. Brain was based on the Company's achievement of target financial results and shareholder return, including increases in FFO and dividends per share, as well as a subjective evaluation of Mr. Brain's performance during 2005. Based upon its review of the various factors described above, the committee believes Mr. Brain's compensation is reasonable and not excessive.

How will 2006 incentive compensation be determined?

     The committee may rely on any of the following factors in determining executive incentive compensation levels for 2006: Funds from Operations, Cash Available for Distribution, return on equity, return on assets, return on acquisitions, net operating income, total shareholder return, dividend growth, financial statement management, and/or achievement of acquisition and financing targets. In evaluating Company performance, the committee may consider 2006 performance against historical performance, budgeted performance, peer organization performance, REIT indices performance, broad market indices performance and/or other factors.

How is EPR addressing Internal Revenue Code limits on deductibility of compensation?

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid for any fiscal year to the company's chief executive officer and the four other most highly compensated executive officers. The statute exempts qualifying performance-based compensation from the deduction limit if stated requirements are met.

     Although the compensation committee has designed the Company's executive compensation program so that compensation will be deductible under Section 162(m), at some future time it may not be possible or practicable or in the Company's best interests to qualify an executive officer's compensation under Section 162(m). Accordingly, the compensation committee and the Board of Trustees reserve the authority to award non-deductible compensation in circumstances they consider appropriate.

                         By the compensation committee:

                              Morgan G. Earnest II
                                Robert J. Druten
                                 James A. Olson
                                  Barrett Brady

This compensation committee report is not deemed "soliciting material" and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

                      TRANSACTIONS BETWEEN THE COMPANY AND
                     TRUSTEES, OFFICERS OR THEIR AFFILIATES

     Pursuant to their 2000 employment agreements, Messrs. Brain, Kennon and Silvers are indebted to the Company in the principal amounts of $1,407,645, $281,250 and $281,250, respectively, for the purchase of 80,000, 20,000 and 20,000 common shares, respectively. Each loan is represented by a 10-year recourse note with principal and interest at 6.24% per annum payable at maturity.

                               COMPANY PERFORMANCE

     The following performance graph shows a comparison of cumulative total returns for EPR, the Morgan Stanley REIT Index (in which EPR is included) and the Russell 2000 Index (in which EPR is included) for the five fiscal year period beginning December 31, 2000 and ending December 31, 2005.

     The graph assumes that $100 was invested on December 31, 2000 in each of the Company's common shares, the Morgan Stanley REIT Index and the Russell 2000 Index, and that all dividends were reinvested. The information presented in the performance graph is historical and is not intended to represent or guarantee future returns.


                          TOTAL RETURN TO SHAREHOLDERS
                     (Assumes $100 investment on 12/31/00)


        600

                                                                        $
                                                                                       $
        500



        400                                             $

Dollars

        300

                                         $
                                                                                       %
        200               $                                             %

                                                        %               *              *
                                                        *
        100               *%             %
                                         *


          0

       12/31/2000     12/31/2001     12/31/2002     12/31/2003     12/31/2004     12/31/2005


                $ - Entertainment Properties Trust
                % - Morgan Stanley REIT Index
                * - Russell 2000 Index


-------------------------------- --------------- -------------- -------------- --------------- -------------- --------------
 Total Return Analysis             12/31/2000     12/31/2001     12/31/2002      12/31/2003     12/31/2004     12/31/2005

-------------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Entertainment Properties Trust      $100.00        $195.33        $257.50         $406.24        $551.77        $534.63
-------------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Morgan Stanley REIT Index           $100.00        $112.83        $116.94         $159.91        $210.26        $228.89
-------------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Russell 2000 Index                  $100.00        $101.03        $ 79.23         $115.18        $134.75        $139.23
-------------------------------- --------------- -------------- -------------- --------------- -------------- --------------


Source: CTA Public Relations www.ctapr.com (303) 665-4200. Data from BRIDGE Information Systems, Inc.



This Company performance information is not deemed "soliciting material" and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

                             AUDIT COMMITTEE REPORT

     The Board of Trustees has appointed an audit committee consisting of all of the non-management trustees. All members of the audit committee are independent as described in "Company Governance - Who are our independent trustees and how was that determined?" The committee members also meet the additional independence standards of SEC Rule 10A-3. We believe all members of the audit committee are "audit committee financial experts," as defined by SEC rules, by virtue of their experience and positions held as described elsewhere in this proxy statement.

     The primary responsibility of the audit committee is to assist Board oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent registered public accounting firm, and the performance of the Company's internal audit function and internal control over financial reporting. The independent registered public accounting firm is responsible for auditing the Company's annual financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The independent registered public accounting firm is also responsible for auditing the effectiveness of management's internal control over financial reporting and expressing an opinion on management's evaluation of the effectiveness of its internal control over financial reporting.

     The committee has adopted an amended and restated charter which is available on the Company's website at www.eprkc.com.

     The audit committee has sole authority to engage the independent registered public accounting firm to perform audit services (subject to shareholder ratification), audit-related services, tax services and permitted non-audit services and the fees therefor. The independent registered public accounting firm reports directly to the committee and is accountable to the committee.

     The audit committee has adopted policies and procedures for the pre-approval of the performance of services by the independent registered public accounting firm on behalf of the Company. Those policies generally provide that:

     o the performance by the firm of any audit services, audit-related services, tax services or other permitted non-audit services, and the fees therefor, must be specifically pre-approved by the committee or, in the absence of one or more of the committee members, a designated member of the committee

     o pre-approvals must take into consideration, and be conducted in a manner that promotes, the effectiveness and independence of the firm

     o each particular service to be approved must be described in detail and be supported by detailed back-up documentation

     In fulfilling its oversight responsibilities, the audit committee reviewed the Company's 2005 audited financial statements with management and the independent registered public accounting firm. The committee discussed with the firm the matters required to be discussed in Statement of Auditing Standards No. 61, "Communications with Audit Committees," and the rules of the SEC and NYSE. This included a discussion of the firm's judgments regarding the quality, not just the acceptability, of the Company's accounting principles and the other matters required to be discussed with the committee under the rules of the NYSE and the Public Company Accounting Oversight Board ("PCAOB"). In addition, the committee received from the firm the written disclosures and letter required by Independence

Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The committee also discussed with the firm its independence from management and the Company, including the matters covered by the written disclosures and letter provided by the firm.

     The committee discussed with management and the firm the overall scope and plans for the audit of the financial statements. The committee meets periodically with management and the independent registered public accounting firm to discuss the results of their examinations, their evaluations of the Company, the Company's disclosure controls and procedures, internal control over financial reporting and internal audit function, and the overall quality of the Company's financial reporting. The committee held five meetings during 2005.

     The audit committee discussed with management and the independent registered public accounting firm the critical accounting policies of the Company, the impact of those policies on the 2005 financial statements, the impact of known trends, uncertainties, commitments and contingencies on the application of those policies, and the probable impact on the 2005 financial statements if different accounting policies had been applied.

     Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Trustees, and the Board approved, that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.

     The audit committee has engaged KPMG LLP as the Company's independent registered public accounting firm to audit the 2006 financial statements and management's internal control over financial reporting for 2006, subject to shareholder ratification, and has engaged KPMG to perform specific tax return preparation and compliance, tax consulting and tax planning services during 2006. See Item II - "Ratification of Appointment of Independent Registered Public Accounting Firm."

     The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. The members of the audit committee are not professionally engaged in the practice of accounting and, notwithstanding the designation of the audit committee members as "audit committee financial experts" pursuant to SEC rules, are not experts in the field of accounting or auditing, including auditor independence. Members of the audit committee rely without independent verification on the information provided to them and the representations made to them by management and the independent registered public accounting firm, and look to management to provide full and timely disclosure of all material facts affecting the Company. Accordingly, the audit committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting policies, appropriate internal controls and procedures to ensure compliance with accounting standards and applicable laws and regulations, appropriate disclosure controls and procedures, appropriate internal control over financial reporting, or an appropriate internal audit function, or that the Company's reports and information provided under the Exchange Act are accurate and complete. Furthermore, the audit committee's considerations and discussions referred to above and in its charter do not assure that the audit of the Company's financial statements has been carried out in accordance with PCAOB rules, that the financial statements are free of material misstatement or presented in accordance with generally accepted accounting principles, that there were no significant deficiencies or material weaknesses in the Company's internal control over financial reporting, that the Company's independent registered public accounting firm is in fact "independent," or that the matters required to be certified by the Company's Chief Executive Officer and Chief Financial Officer in the Company's annual reports on Form 10-K and quarterly reports on Form 10-Q under the Sarbanes-Oxley Act and related SEC rules have been properly and accurately certified.

                             By the audit committee:

                                 James A. Olson
                                Robert J. Druten
                              Morgan G. Earnest II
                                  Barrett Brady

This audit committee report is not deemed "soliciting material" and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under
Section 18 of the Exchange Act.

                                     ITEM II

  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The audit committee has engaged, subject to shareholder ratification, the registered public accounting firm of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2006 and to audit management's internal control over financial reporting as of December 31, 2006. KPMG audited our financial statements for the years ended December 31, 2005, 2004 and 2003 and audited management's internal control over financial reporting as of December 31, 2005 and 2004.

     Representatives of KPMG are expected to be present at the annual meeting and will be available to respond to appropriate questions about their services.

Audit Fees

     KPMG billed the Company an aggregate of $292,975 for professional services rendered in the audit of our financial statements for the year ended December 31, 2004, the audit of certain of our subsidiaries and joint ventures, the audit of management's internal control over financial reporting as of December 31, 2004, the review of the quarterly financial statements included in our Form 10-Q reports filed with the SEC during 2004, the review of other filings we made with the SEC during 2004, and the provision of comfort letters and performance of related procedures in connection with the public offering of our common shares in 2004.

     KPMG billed the Company an aggregate of $228,500 for professional services rendered in the audit of our financial statements for the year ended December 31, 2005, the audit of certain of our subsidiaries and joint ventures, the audit of management's internal control over financial reporting as of December 31, 2005, the review of the quarterly financial statements included in our Form 10-Q reports filed with the SEC during 2005, the review of other filings we made with the SEC during 2005, and the provision of comfort letters and performance of related procedures in connection with the public offering of our common shares and Series B preferred shares in 2005.

Audit-Related Fees

     KPMG billed the Company an aggregate of $122,330 in 2004 and $0 in 2005 for audit-related services, consisting of assurance and due diligence services in connection with our acquisition of properties in Canada.

Tax Fees

     KPMG billed the Company an aggregate of $118,160 in 2004 and $156,321 in 2005 for professional services rendered in the areas of tax return preparation and compliance, tax consulting and advice and tax planning, including REIT tax compliance, U.S. and Canadian tax compliance and the determination of the portion of our dividends representing a return of capital. The fees for 2004 also included $30,340 in charges incurred in connection with a tax protest in the State of Florida. Of the $118,160 and $156,321 in tax fees billed for 2004 and 2005, respectively, a total of $73,175 and $126,750, respectively, was for tax return preparation and compliance and $44,985 and $29,571, respectively, was for tax consulting and advice and tax planning.

All Other Fees

     KPMG did not bill the Company for any other services during 2004 or 2005.

     The audit committee has adopted policies which require that the provision of services by the independent registered public accounting firm, and the fees therefor, be pre-approved by the audit committee. The policies are more particularly described in the audit committee report included elsewhere in this proxy statement. The services provided by KPMG in 2004 and 2005 were pre-approved by the audit committee in accordance with those policies.

     The audit committee considered whether KPMG's provision of tax services in 2004 and 2005 was compatible with maintaining its independence from management and the Company, and determined that the provision of those services was compatible with its independence.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our trustees, executive officers and holders of more than 10% of our common shares to file reports with the SEC regarding their ownership and changes in ownership of our shares.

     We believe that, during 2005, our trustees and executive officers complied with all Section 16(a) filing requirements, with the exception of one Form 4 by Mr. Druten on the transfer of 560 common shares to his daughter, which was filed late. In making this statement, we have relied upon an examination of the copies of Forms 3, 4 and 5 provided to us and the written representations of our trustees and executive officers.

                                 SHARE OWNERSHIP

Who are the largest owners of our common shares?

     Except as stated below, we know of no single person or group that is the beneficial owner of more than 5% of our common shares.


------------------------------------------- ----------------------------------- --------------------------------------
           Name and address of                     Amount and nature of                   Percent of shares
             beneficial owner                      beneficial ownership                      outstanding
------------------------------------------- ----------------------------------- --------------------------------------
   The Vanguard Group, Inc.                            1,335,042(1)                             5.16%
   100 Vanguard Blvd.
   Malvern, PA  19355
------------------------------------------- ----------------------------------- --------------------------------------
   Earnest Partners, LLC
   75 Fourteenth Street, Suite 2300                    1,951,289(2)                             7.5%
   Atlanta, GA 30309
------------------------------------------- ----------------------------------- --------------------------------------
   Barclays Global
   Investors, N.A.                                     2,221,417(3)                             8.58%
   45 Fremont Street, 17th Floor
   San Francisco, CA  94105
------------------------------------------- ----------------------------------- --------------------------------------


     (1) Based solely on disclosures made by The Vanguard Group, Inc., filing as an investment adviser, in a report on Schedule 13G filed with the Securities and Exchange Commission.

     (2) Based solely on disclosures made by Earnest Partners, LLC, filing as an investment adviser, in a report on Schedule 13G/A filed with the Securities and Exchange Commission. Earnest Partners, LLC has shared voting power with others over a portion of the shares.

     (3) Based solely on disclosures made by Barclays Global Investors, N.A. and its affiliates, filing on behalf of trust accounts for the economic benefit of the beneficiaries of such accounts, in a report on
          Schedule 13G/A filed with the Securities and Exchange Commission. Includes shares held by affiliates of Barclays Global Investors, N.A. Certain affiliates of Barclays Global Investors, N.A. have shared voting or investment power over some of the shares.

How many shares do our trustees and executive officers own?

     The following table shows as of December 31, 2005, the number of our common shares beneficially owned by each of our trustees, the nominees for trustee and our executive officers, and by all of the trustees and executive officers as a group. All information regarding beneficial ownership was furnished by the trustees, nominees and officers listed below.



   ------------------------------------------- -------------------------------------- ---------------------------
                                                       Amount and nature of               Percent of shares
           Name of beneficial owners                 beneficial ownership (1)              outstanding (1)
   ------------------------------------------- -------------------------------------- ---------------------------
          David M. Brain                                      577,302                           2.29%
   ------------------------------------------- -------------------------------------- ---------------------------
          Robert J. Druten                                     42,469                             *
   ------------------------------------------- -------------------------------------- ---------------------------
          James A. Olson                                       19,771                             *
   ------------------------------------------- -------------------------------------- ---------------------------
          Morgan G. Earnest II                                 20,609                             *
   ------------------------------------------- -------------------------------------- ---------------------------
          Barrett Brady                                        14,538                             *
   ------------------------------------------- -------------------------------------- ---------------------------
          Fred L. Kennon                                      137,971                             *
   ------------------------------------------- -------------------------------------- ---------------------------
          Gregory K. Silvers                                  116,474                             *
   ------------------------------------------- -------------------------------------- ---------------------------
          Mark A. Peterson                                      7,002                             *
   ------------------------------------------- -------------------------------------- ---------------------------
          All trustees and executive                          936,136                           3.71%
          officers as a group (8 persons)
   ------------------------------------------- -------------------------------------- ---------------------------


          *    Less than 1 percent.

          (1) Includes the following common shares which the named individuals have the right to acquire within 60 days under existing options:
               David M. Brain (288,599), Fred L. Kennon (3,506), Gregory K. Silvers (3,167), Mark A. Peterson (1,022), Robert J. Druten (34,998), James A. Olson (15,000), Morgan G. Earnest II (18,333)
               and Barrett Brady (12,500).

     The above table reports beneficial ownership in accordance with Rule 13d-3 under the Exchange Act and includes common shares underlying options that are exercisable within 60 days after December 31, 2005. This means all common shares over which trustees, nominees and executive officers directly or indirectly have or share voting or investment power are listed as beneficially owned. The persons identified in the table have sole voting and investment power over all shares described as beneficially owned by them.

               SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

Do I have a right to nominate trustees or make proposals for consideration by the shareholders?

     Yes. Our Declaration of Trust and Bylaws establish procedures which you must follow if you wish to nominate trustees or make other proposals for consideration at an annual shareholder meeting.

How do I make a nomination?

     If you are a common shareholder of record and wish to nominate someone to the Board of Trustees, you must give written notice to the Company's Secretary. Your notice must be given not less than 60 days and not more than 90 days prior to the first anniversary of the date of the previous year's meeting. A nomination received less than 60 days or more than 90 days prior to the first anniversary of the date of the previous year's meeting will be deemed untimely and will not be considered. Your notice must include:

     o for each person you intend to nominate for election as a trustee, all information related to that person that is required to be disclosed in solicitations of proxies for the election of trustees in an election contest, or is otherwise required, pursuant to Regulation 14A under the Exchange Act (including the person's written consent to being named in the proxy statement as a nominee and to serve as a trustee if elected)

     o your name and address and the name and address of any person on whose behalf you made the nomination, as they appear on the Company's books

     o the number of common shares owned beneficially and of record by you and any person on whose behalf you made the nomination

How do I make a proposal?

     If you are a common shareholder of record and wish to make a proposal to be considered at an annual shareholder meeting, you must give written notice to the Company's Secretary. Pursuant to Rule 14a-8 of the SEC, your notice must be received at the Company's executive offices not less than 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with the previous year's meeting. Any proposal received less than 120 days before that date will be deemed untimely and will not be considered. Your notice must include:

     o a brief description of your proposal and your reasons for making the proposal

     o your name and address and the name and address of any person on whose behalf you made the proposal, as they appear on the Company's books

     o any material interest you or any person on whose behalf you made the proposal have in the proposal

     o the number of common shares owned beneficially and of record by you and any person on whose behalf you made the proposal

Are there any exceptions to the deadline for making a nomination or proposal?

     Yes. If the date of the annual meeting is scheduled more than 30 days prior to or more than 60 days after the anniversary date of the previous year's meeting, your notice must be delivered:

     o    not earlier than 90 days before the meeting; and

     o not later than (a) 60 days before the meeting or (b) the 10th day after the date we make our first public announcement of the meeting date, whichever is earlier

     If the Board increases the number of trustees to be elected but we do not make a public announcement of the increased Board or the identity of the additional nominees within 70 days prior to the first anniversary of the previous year's meeting, your notice will be considered timely (but only with respect to nominees for the new positions created by the increase) if it is delivered to the Company's Secretary not later than the close of business on the 10th day following the date of our public announcement.

Must the Board of Trustees approve my proposal?

     Our Declaration of Trust provides that the submission of any action to the shareholders for their consideration must first be approved by the Board of Trustees.

                                  OTHER MATTERS

     As of the date of this proxy statement, we have not been presented with any other business for consideration at the annual meeting. If any other matter is properly brought before the meeting for action by the shareholders, your proxy (unless revoked) will be voted in accordance with the recommendation of the Board of Trustees, or the judgment of the proxy holders if no recommendation is made.

                                  MISCELLANEOUS

Proxy Solicitation

     The enclosed proxy is being solicited by the Board of Trustees. We will bear all costs of the solicitation, including the cost of preparing and mailing this proxy statement and the enclosed proxy card. After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, telegram, facsimile, e-mail or personally by trustees, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to the beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of our transfer agent, will be paid by us.

Annual Report

     Our annual report to shareholders, containing financial statements for the year ended December 31, 2005, is being mailed with this proxy statement to all shareholders entitled to vote at the annual meeting. You must not regard the annual report as additional proxy solicitation material.

     We will provide without charge, upon written request to the Secretary of the Company at the address listed on the cover page of this proxy statement, a copy of our annual report on Form 10-K, including the financial statements and financial statement schedules, filed with the Securities and Exchange Commission for the year ended December 31, 2005.

Shareholder Proposals for the 2007 Annual Meeting

     At this time, we anticipate that the 2007 annual meeting of shareholders will be held on May 9, 2007. Shareholder proposals intended for inclusion in the proxy statement for the 2007 annual meeting must be received by the Company's Secretary at 30 W. Pershing Road, Suite 201, Kansas City, Missouri 64108, within the time limits described in "Submission of Shareholder Proposals and Nominations." Shareholder proposals and nominations must also comply with the proxy solicitation rules of the SEC.

                           By the order of the Board of Trustees


                           /s/ Gregory K. Silvers

                           Gregory K. Silvers
                           Vice President, Secretary, General Counsel and Chief
April 3, 2006                 Development Officer

                         ENTERTAINMENT PROPERTIES TRUST

           This proxy is solicited on behalf of the Board of Trustees for the Annual Meeting of Shareholders on Wednesday, May 10, 2006



     As a shareholder of Entertainment Properties Trust (the "Company"), I appoint Fred L. Kennon and Gregory K. Silvers as my attorneys-in-fact and proxies (with full power of substitution), and authorize each of them to represent me at the Annual Meeting of Shareholders of the Company to be held at the Leawood Town Centre Theatre, 11701 Nall, Leawood, Kansas, on Wednesday, May 10, 2006 at ten o'clock a.m., and at any adjournment of the meeting, and to vote the common shares of beneficial interest in the Company held by me as designated on the reverse side.


                                                              Dated                 , 2006
                                                                    ----------------


                                                              ---------------------------------------------
                                                              Signature

                                                              ---------------------------------------------
                                                              Signature (if held jointly)

                                                              Please  sign  exactly  as your name  appears  on this
                                                              proxy.  When shares are held by joint  tenants,  both
                                                              should  sign.  When  signing as  attorney,  executor,
                                                              trustee  or  other  representative  capacity,  please
                                                              give  your  full  title.  If  a  corporation,  please
                                                              sign in full  corporate  name by  President  or other
                                                              authorized officer.



This proxy, when properly executed, will be voted in the manner directed herein by the shareholder.  If no choice is indicated on the proxy, the persons named as proxies intend to vote FOR both proposals.


The Board of Trustees unanimously recommends a vote FOR proposals 1 and 2.

Proposal #1. Election of Trustees:  (1) Morgan G. Earnest II       (2) James A. Olson

         |_|  FOR both nominees listed above     |_|  WITHHOLD AUTHORITY
              (except as otherwise indicated)         to vote for both nominees listed above

               To withhold authority to vote for either nominee, strike through that nominee's name.

Proposal #2.  Proposal to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2006.

         |_|  FOR                                    |_|  AGAINST                                |_|  ABSTAIN

To act upon any other matters that may properly come before the meeting.


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